Exhibit 99.2

Platinum Underwriters Holdings, Ltd.

Financial Supplement
September 30, 2013

(UNAUDITED)

This report is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Platinum
Underwriters Holdings, Ltd., including the Company's Annual Report on Form 10-K.

Waterloo House 100 Pitts Bay Road Pembroke, HM 08 Bermuda	Kenneth A. Kurtzman – Investor Relations Tel: (203) 252-5833 Email: kkurtzman@platinumre.com Website: www.platinumre.com

Platinum Underwriters Holdings, Ltd.

Basis of Presentation and Non-GAAP Financial Measures:
All financial information contained herein is unaudited except for the information for the fiscal year ended December 31, 2012.  Amounts may not reconcile exactly due to rounding differences.

In presenting the Company's results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP).  Such measures, including operating income or loss (page 11), book value per common share and fully converted book value per common share (page 13) and underwriting income or loss and related underwriting ratios (pages 14-18), are referred to as non-GAAP measures.  These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures allow for a more complete understanding of the underlying business.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements are based on our current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies.  These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, us.  In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements.  The inclusion of forward-looking statements in this financial supplement should not be considered as a representation by us or any other person that our current plans or expectations will be achieved.  Numerous factors could cause our actual results to differ materially from those in forward-looking statements, including, but not limited to, the occurrence of severe natural or man-made catastrophic events; the effectiveness of our loss limitation methods and pricing models; the adequacy of our ceding companies’ ability to assess the risks they underwrite; the adequacy of our liability for unpaid losses and loss adjustment expenses; the effects of emerging claim and coverage issues on our business; our ability to maintain our A.M. Best and S&P ratings; our ability to raise capital on acceptable terms if necessary; our exposure to credit loss from counterparties in the normal course of business; our ability to provide reinsurance from Bermuda to insurers domiciled in the United States; the effect on our business of the cyclicality of the property and casualty reinsurance business; the effect on our business of the highly competitive nature of the property and casualty reinsurance industry, including the effect of new entrants to the industry; losses that we could face from terrorism, political unrest and war; our dependence on the business provided to us by reinsurance brokers and our exposure to credit risk associated with our brokers during the premium and loss settlement process; the availability of retrocessional reinsurance on acceptable terms; foreign currency exchange rate fluctuation; our ability to maintain and enhance effective operating procedures and internal controls over financial reporting; our need to make many estimates and judgments in the preparation of our financial statements; the limitations placed on our financial and operational flexibility by the representations, warranties and covenants in our debt and credit facilities; our ability to retain key executives and attract and retain additional qualified personnel in the future; the performance of our investment portfolio; the effects of changes in market interest rates on our investment portfolio; the concentration of our investment portfolio in any particular industry, asset class or geographic region; the effects that the imposition of U.S. corporate income tax would have on Platinum Underwriters Holdings, Ltd. and its non-U.S. subsidiaries; the risk that U.S. persons who hold our shares will be subject to adverse U.S. federal income tax consequences under certain circumstances; the risk that U.S. persons who dispose of our shares may be subject to U.S. federal income taxation at the rates applicable to dividends on all or a portion of their gains, if any; the risk that holders of 10% or more of our shares may be subject to U.S. income taxation under the “controlled foreign corporation” rules; the effect of changes in U.S. federal income tax law on an investment in our shares; the possibility that we may become subject to taxes in Bermuda; the effect on our business of potential changes in the regulatory system under which we operate; the impact of regulatory regimes and changes to accounting rules on our financial results, irrespective of business operations; the uncertain impact on our business of the Dodd–Frank Wall Street Reform and Consumer Protection Act of 2010; the dependence of the cash flows of Platinum Underwriters Holdings, Ltd., a holding company, on dividends, interest and other permissible payments from its subsidiaries to meet its obligations; the risk that our shareholders may have greater difficulty in protecting their interests than would shareholders of a U.S. corporation; and limitations on the ownership, transfer and voting rights of our common shares.  As a consequence, our future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of us.  The foregoing factors should not be construed as exhaustive.  Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to revise or update forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.  For a detailed discussion of our risk factors, refer to Item 1A, "Risk Factors," in our Annual Report on Form 10-K for the year ended December 31, 2012.

Platinum Underwriters Holdings, Ltd.

Platinum Underwriters Holdings, Ltd.
Financial Highlights
($ and amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Highlights
Net premiums written	$137,898	$145,979	$419,033	$431,099
Net premiums earned	135,360	138,588	405,146	421,875
Underwriting income (1)	46,727	53,691	152,517	104,400
Net investment income	17,758	23,209	54,110	77,916
Net operating income (2)	39,101	65,292	154,707	142,290
Net realized gains (losses) on investments	(306)	22,982	24,698	70,299
Net impairment losses on investments	(65)	(699)	(2,002)	(2,882)
Net income	$38,285	$84,864	$174,655	$205,683

Total assets	$4,009,259	$4,492,922	$4,009,259	$4,492,922
Investments and cash and cash equivalents	3,577,024	4,121,514	3,577,024	4,121,514
Total shareholders' equity	1,698,930	1,789,946	1,698,930	1,789,946
Unpaid losses and loss adjustment expenses	$1,758,056	$2,160,154	$1,758,056	$2,160,154

Per share data
Common shares outstanding - end of period	27,910	32,782	27,910	32,782
Weighted average common shares outstanding - basic	28,655	32,996	30,519	34,063
Adjusted weighted average common shares outstanding - diluted	29,065	33,272	30,949	34,286
Basic earnings per common share	$1.34	$2.56	$5.71	$6.02
Diluted earnings per common share	1.32	2.54	5.63	5.98
Operating income per common share - diluted (2)	1.35	1.96	4.99	4.15
Dividends per common share	0.08	0.08	0.24	0.24
Book value per common share (3)	60.87	54.60	60.87	54.60
Fully converted book value per common share (3)	$59.26	$53.21	$59.26	$53.21

(1)	See reconciliation of underwriting income on pages 14-18.
(2)	See computation of net operating income and net operating income per common share on page 11.
(3)	See computation of book value per common share and fully converted book value per common share on page 13.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets – by Quarter
($ in thousands, except per share data)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012
Assets
Investments:
Fixed maturity securities	$1,937,984	$1,920,710	$1,992,457	$2,054,498	$2,293,094
Short-term investments	73,635	77,636	104,443	172,801	165,741
Cash and cash equivalents	1,565,405	1,609,461	1,786,246	1,720,395	1,662,679
Accrued investment income	20,451	19,805	22,995	21,299	23,856
Reinsurance premiums receivable	133,769	133,360	124,590	128,517	150,775
Reinsurance balances (prepaid and recoverable)	8,645	5,464	4,701	6,560	4,335
Funds held by ceding companies	118,983	119,445	115,915	114,090	113,310
Deferred acquisition costs	32,378	30,173	28,789	28,112	29,189
Reinsurance deposit assets	78,179	76,948	52,088	50,693	-
Other assets	39,830	54,900	37,084	36,338	49,943
Total assets	$4,009,259	$4,047,902	$4,269,308	$4,333,303	$4,492,922

Liabilities
Unpaid losses and loss adjustment expenses	$1,758,056	$1,793,087	$1,862,278	$1,961,282	$2,160,154
Unearned premiums	130,488	123,590	119,537	113,960	122,150
Debt obligations	250,000	250,000	250,000	250,000	250,000
Commissions payable	75,018	72,994	67,667	64,849	67,489
Other liabilities	96,767	61,685	57,160	48,678	103,183
Total liabilities	$2,310,329	$2,301,356	$2,356,642	$2,438,769	$2,702,976

Shareholders' Equity
Common shares	$279	$293	$318	$327	$328
Additional paid-in capital	-	3,817	150,693	209,897	211,546
Accumulated other comprehensive income	57,390	64,367	131,103	137,690	150,387
Retained earnings	1,641,261	1,678,069	1,630,552	1,546,620	1,427,685
Total shareholders' equity	$1,698,930	$1,746,546	$1,912,666	$1,894,534	$1,789,946

Total liabilities and shareholders' equity	$4,009,259	$4,047,902	$4,269,308	$4,333,303	$4,492,922

Book value per common share (1)	$60.87	$59.67	$60.23	$57.90	$54.60
Fully converted book value per common share (1)	$59.26	$58.28	$58.76	$56.39	$53.21

(1)
Book value per common share and fully converted book value per common share are non-GAAP financial measures as defined by Regulation G. See computation of book value per common share and fully converted book value per common share on page 13.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income
($ and amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Revenue
Net premiums earned	$135,360	$138,588	$405,146	$421,875
Net investment income	17,758	23,209	54,110	77,916
Net realized gains (losses) on investments	(306)	22,982	24,698	70,299
Net impairment losses on investments	(65)	(699)	(2,002)	(2,882)
Other income (expense)	1,426	(96)	2,503	(766)
Total revenue	154,173	183,984	484,455	566,442

Expenses
Net losses and loss adjustment expenses	44,142	45,117	120,807	191,430
Net acquisition expenses	30,675	26,168	91,207	87,025
Operating expenses	20,672	19,966	59,695	56,645
Net foreign currency exchange losses (gains)	487	541	(592)	763
Interest expense	4,782	4,775	14,341	14,321
Total expenses	100,758	96,567	285,458	350,184
Income before income taxes	53,415	87,417	198,997	216,258
Income tax expense	15,130	2,553	24,342	10,575
Net income	$38,285	$84,864	$174,655	$205,683

Earnings Per Common Share
Weighted average common shares outstanding	28,655	32,996	30,519	34,063
Basic earnings per common share	$1.34	$2.56	$5.71	$6.02

Adjusted weighted average common shares outstanding	29,065	33,272	30,949	34,286
Diluted earnings per common share	$1.32	$2.54	$5.63	$5.98

Comprehensive income
Net income	$38,285	$84,864	$174,655	$205,683
Other comprehensive income (loss), net of deferred taxes	(6,977)	1,825	(80,300)	3,752
Comprehensive income	$31,308	$86,689	$94,355	$209,435

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) – by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012
Revenue
Net premiums earned	$135,360	$142,933	$126,853	$144,621	$138,588
Net investment income	17,758	17,808	18,544	22,031	23,209
Net realized gains (losses) on investments	(306)	11,686	13,318	18,455	22,982
Net impairment losses on investments	(65)	(1,516)	(421)	(149)	(699)
Other income (expense)	1,426	(315)	1,392	527	(96)
Total revenue	154,173	170,596	159,686	185,485	183,984

Expenses
Net losses and loss adjustment expenses	44,142	62,667	13,998	(7,770)	45,117
Net acquisition expenses	30,675	30,313	30,219	28,412	26,168
Operating expenses	20,672	19,718	19,305	23,808	19,966
Net foreign currency exchange losses (gains)	487	(859)	(220)	292	541
Interest expense	4,782	4,780	4,779	4,777	4,775
Total expenses	100,758	116,619	68,081	49,519	96,567
Income before income taxes	53,415	53,977	91,605	135,966	87,417
Income tax expense	15,130	4,123	5,089	14,421	2,553
Net income	$38,285	$49,854	$86,516	$121,545	$84,864

Earnings Per Common Share
Weighted average common shares outstanding	28,655	30,571	32,373	32,674	32,996
Basic earnings per common share	$1.34	$1.63	$2.67	$3.71	$2.56

Adjusted weighted average common shares outstanding	29,065	30,970	32,838	33,048	33,272
Diluted earnings per common share	$1.32	$1.61	$2.63	$3.67	$2.54

Comprehensive income (loss)
Net income	$38,285	$49,854	$86,516	$121,545	$84,864
Other comprehensive income (loss), net of deferred taxes	(6,977)	(66,736)	(6,587)	(12,697)	1,825
Comprehensive income (loss)	$31,308	$(16,882)	$79,929	$108,848	$86,689

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Earnings
Basic and Diluted
Net income attributable to common shareholders	$38,285	$84,864	$174,655	$205,683
Portion allocated to participating common shareholders (1)	(26)	(234)	(301)	(740)
Net income allocated to common shareholders	$38,259	$84,630	$174,354	$204,943

Common Shares
Basic
Weighted average common shares outstanding	28,655	32,996	30,519	34,063
Diluted
Weighted average common shares outstanding	28,655	32,996	30,519	34,063
Effect of dilutive securities:
Common share options	131	179	173	154
Restricted share units	279	97	257	69
Adjusted weighted average common shares outstanding	29,065	33,272	30,949	34,286

Earnings Per Common Share
Basic earnings per common share	$1.34	$2.56	$5.71	$6.02
Diluted earnings per common share	$1.32	$2.54	$5.63	$5.98

(1)
Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.  In July 2013, the 73 outstanding restricted shares vested and therefore there were no unvested restricted shares as of September 30, 2013.

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share – by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012
Earnings
Basic and Diluted
Net income attributable to common shareholders	$38,285	$49,854	$86,516	$121,545	$84,864
Portion allocated to participating common shareholders (1)	(26)	(113)	(189)	(265)	(234)
Net income allocated to common shareholders	$38,259	$49,741	$86,327	$121,280	$84,630

Common Shares
Basic
Weighted average common shares outstanding	28,655	30,571	32,373	32,674	32,996
Diluted
Weighted average common shares outstanding	28,655	30,571	32,373	32,674	32,996
Effect of dilutive securities:
Common share options	131	155	219	204	179
Restricted share units	279	244	246	170	97
Adjusted weighted average common shares outstanding	29,065	30,970	32,838	33,048	33,272

Earnings Per Common Share
Basic earnings per common share	$1.34	$1.63	$2.67	$3.71	$2.56
Diluted earnings per common share	$1.32	$1.61	$2.63	$3.67	$2.54

(1)
Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.  In July 2013, the 73 outstanding restricted shares vested and therefore there were no unvested restricted shares as of September 30, 2013.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows
($ in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Net cash provided by (used in) operating activities	$35,015	$40,216	$(14,098)	$(18,969)

Net cash provided by (used in) investing activities	(4,036)	170,213	161,414	1,002,491

Net cash provided by (used in) financing activities	(79,551)	(20,788)	(294,561)	(115,216)

Effect of foreign currency exchange rate changes	4,516	7,055	(7,745)	1,863

Net increase (decrease) in cash and cash equivalents	$(44,056)	$196,696	$(154,990)	$870,169

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows – by Quarter
($ in thousands)

	Three Months Ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Net cash provided by (used in) operating activities	$35,015	$(36,555)	$(12,558)	$(146,368)	$40,216

Net cash provided by (used in) investing activities	(4,036)	18,716	146,734	216,909	170,213

Net cash provided by (used in) financing activities	(79,551)	(151,496)	(63,514)	(6,696)	(20,788)

Effect of foreign currency exchange rate changes	4,516	(7,450)	(4,811)	(6,129)	7,055

Net increase (decrease) in cash and cash equivalents	$(44,056)	$(176,785)	$65,851	$57,716	$196,696

Platinum Underwriters Holdings, Ltd.
Computation of Net Operating Income and Net Operating Income Per Diluted Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Net income attributable to common shareholders	$38,285	$84,864	$174,655	$205,683
Portion allocated to participating common shareholders (1)	(26)	(234)	(301)	(740)
Net income allocated to common shareholders	$38,259	$84,630	$174,354	$204,943

Adjustments for:
Net realized (gains) losses on investments, net of tax	$306	$(20,516)	$(21,023)	$(66,079)
Net impairment losses on investments, net of tax	65	666	1,969	2,617
Net foreign currency exchange losses (gains), net of tax	471	512	(593)	809
Net operating income (2)	$39,101	$65,292	$154,707	$142,290

Per diluted common share:
Net income	$1.32	$2.54	$5.63	$5.98
Adjustments for:
Net realized (gains) losses on investments	0.01	(0.62)	(0.68)	(1.93)
Net impairment losses on investments	-	0.02	0.06	0.08
Net foreign currency exchange losses (gains)	0.02	0.02	(0.02)	0.02
Net operating income per diluted common share (3)	$1.35	$1.96	$4.99	$4.15

Adjusted weighted average common shares outstanding - diluted	29,065	33,272	30,949	34,286

(1)
Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.  In July 2013, the 73 outstanding restricted shares vested and therefore there were no unvested restricted shares as of September 30, 2013.

(2)
Net operating income is a non-GAAP measure as defined by Regulation G and represents net income after taxes excluding net realized gains and losses on investments, net impairment losses on investments and net foreign currency exchange gains and losses.

(3)	Net operating income per diluted common share is also a non-GAAP measure and is calculated by dividing net operating income by diluted weighted average shares outstanding for the period.

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012
Key Ratios
Combined ratio (%)	65.5%	74.4%	45.4%	25.4%	61.3%
Investable assets to shareholders' equity ratio	2.11:1	2.07:1	2.03:1	2.08:1	2.30:1
Debt to total capital (%)	12.8%	12.5%	11.6%	11.7%	12.3%
Net premiums written (annualized) to shareholders' equity	0.32	0.34	0.28	0.28	0.33

Share Data
Book value per common share (1)	$60.87	$59.67	$60.23	$57.90	$54.60
Common shares outstanding (000's)	27,910	29,268	31,757	32,722	32,782

Market Price Per Common Share
High	$61.06	$59.50	$56.34	$47.40	$43.08
Low	56.63	54.06	46.24	40.89	37.58
Close	$59.73	$57.22	$55.81	$46.00	$40.87

Industry Ratings
Financial Strength Ratings:
A.M. Best Company, Inc.	A	A	A	A	A
Standard & Poor's Ratings Services	A-	A-	A-	A-	A-
Counterparty Credit Ratings (senior unsecured):
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB	BBB	BBB	BBB	BBB

Supplemental Data
Total employees	123	124	125	125	125

(1)	See computation of book value per common share on page 13.

Platinum Underwriters Holdings, Ltd.
Book Value and Fully Converted Book Value Per Common Share – by Quarter
($ and amounts in thousands, except per share data)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012
Market price per share at period end	$59.73	$57.22	$55.81	$46.00	$40.87

Shareholders' equity	$1,698,930	$1,746,546	$1,912,666	$1,894,534	$1,789,946
Add: Assumed exercise of share options	13,225	13,539	20,303	27,688	29,669
Shareholders' equity - diluted	$1,712,155	$1,760,085	$1,932,969	$1,922,222	$1,819,615

Basic common shares outstanding	27,910	29,268	31,757	32,722	32,782
Add: Common share options (1)	388	397	604	833	903
Add: Restricted share units	596	535	536	536	515
Diluted common shares outstanding	28,894	30,200	32,897	34,091	34,200

Book value per common share (2)
Book value per common share	$60.87	$59.67	$60.23	$57.90	$54.60
Fully converted book value per common share	$59.26	$58.28	$58.76	$56.39	$53.21

(1)	Options with a price below the market price per share at period end.
(2)	Book value per common share and fully converted book value per common share are non-GAAP financial measures as defined by Regulation G.

Platinum Underwriters Holdings, Ltd.
Operating Segment Reporting – Three Month Summary
($ in thousands)

	Three Months Ended September 30, 2013				Three Months Ended September 30, 2012
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Net premiums written	$59,169	$69,992	$8,737	$137,898	$64,876	$72,358	$8,745	$145,979

Net premiums earned	55,127	72,543	7,690	135,360	61,900	70,326	6,362	138,588
Net losses and loss adjustment expenses	28,339	10,242	5,561	44,142	26,790	14,358	3,969	45,117
Net acquisition expenses	9,699	19,067	1,909	30,675	7,078	16,710	2,380	26,168
Other underwriting expenses	7,747	5,727	342	13,816	7,661	5,662	289	13,612
Segment underwriting income (loss)*	$9,342	$37,507	$(122)	46,727	$20,371	$33,596	$(276)	53,691

Net investment income				17,758				23,209
Net realized gains (losses) on investments				(306)				22,982
Net impairment losses on investments				(65)				(699)
Other income (expense)				1,426				(96)
Corporate expenses not allocated to segments				(6,856)				(6,354)
Net foreign currency exchange (losses) gains				(487)				(541)
Interest expense				(4,782)				(4,775)
Income before income taxes				$53,415				$87,417

Underwriting ratios:*
Net loss and loss adjustment expense	51.4%	14.1%	72.3%	32.6%	43.3%	20.4%	62.4%	32.6%
Net acquisition expense	17.6%	26.3%	24.8%	22.7%	11.4%	23.8%	37.4%	18.9%
Other underwriting expense	14.1%	7.9%	4.4%	10.2%	12.4%	8.1%	4.5%	9.8%
Combined	83.1%	48.3%	101.5%	65.5%	67.1%	52.3%	104.3%	61.3%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	51.4%	14.1%	72.3%	32.6%	43.3%	20.4%	62.4%	32.6%
Net acquisition expense	20.6%	26.5%	23.4%	23.8%	11.7%	23.8%	32.8%	19.0%
Other underwriting expense	13.1%	8.2%	3.9%	10.0%	11.8%	7.8%	3.3%	9.3%
Combined	85.1%	48.8%	99.6%	66.4%	66.8%	52.0%	98.5%	60.9%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Operating Segment Reporting – Nine Month Summary
($ in thousands)

	Nine Months Ended September 30, 2013				Nine Months Ended September 30, 2012
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Net premiums written	$175,946	$220,547	$22,540	$419,033	$194,724	$219,436	$16,939	$431,099

Net premiums earned	165,811	218,967	20,368	405,146	186,066	221,838	13,971	421,875
Net losses and loss adjustment expenses	35,426	75,243	10,138	120,807	85,380	101,245	4,805	191,430
Net acquisition expenses	27,624	53,384	10,199	91,207	25,034	52,572	9,419	87,025
Other underwriting expenses	22,493	17,120	1,002	40,615	21,950	16,323	747	39,020
Segment underwriting income (loss)*	$80,268	$73,220	$(971)	152,517	$53,702	$51,698	$(1,000)	104,400

Net investment income				54,110				77,916
Net realized gains on investments				24,698				70,299
Net impairment losses on investments				(2,002)				(2,882)
Other income (expense)				2,503				(766)
Corporate expenses not allocated to segments				(19,080)				(17,625)
Net foreign currency exchange (losses) gains				592				(763)
Interest expense				(14,341)				(14,321)
Income before income taxes				$198,997				$216,258

Underwriting ratios:*
Net loss and loss adjustment expense	21.4%	34.4%	49.8%	29.8%	45.9%	45.6%	34.4%	45.4%
Net acquisition expense	16.7%	24.4%	50.1%	22.5%	13.5%	23.7%	67.4%	20.6%
Other underwriting expense	13.6%	7.8%	4.9%	10.0%	11.8%	7.4%	5.3%	9.2%
Combined	51.7%	66.6%	104.8%	62.3%	71.2%	76.7%	107.1%	75.2%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	21.4%	34.4%	49.8%	29.8%	45.9%	45.6%	34.4%	45.4%
Net acquisition expense	17.8%	24.4%	46.4%	22.8%	12.8%	24.0%	58.9%	20.3%
Other underwriting expense	12.8%	7.8%	4.4%	9.7%	11.3%	7.4%	4.4%	9.1%
Combined	52.0%	66.6%	100.6%	62.3%	70.0%	77.0%	97.7%	74.8%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment – by Quarter
($ in thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012
Net premiums written	$59,169	$57,350	$59,427	$61,458	$64,876

Net premiums earned	55,127	58,832	51,852	67,538	61,900
Net losses and loss adjustment expenses	28,339	21,292	(14,205)	47,200	26,790
Net acquisition expenses	9,699	9,698	8,227	9,308	7,078
Other underwriting expenses	7,747	7,414	7,332	9,190	7,661
Segment underwriting income*	$9,342	$20,428	$50,498	$1,840	$20,371

Underwriting ratios:*
Net loss and loss adjustment expense	51.4%	36.2%	(27.4%)	69.9%	43.3%
Net acquisition expense	17.6%	16.5%	15.9%	13.8%	11.4%
Other underwriting expense	14.1%	12.6%	14.1%	13.6%	12.4%
Combined	83.1%	65.3%	2.6%	97.3%	67.1%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	51.4%	36.2%	(27.4%)	69.9%	43.3%
Net acquisition expense	20.6%	17.3%	15.4%	14.5%	11.7%
Other underwriting expense	13.1%	12.9%	12.3%	15.0%	11.8%
Combined	85.1%	66.4%	0.3%	99.4%	66.8%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment – by Quarter
($ in thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012
Net premiums written	$69,992	$79,711	$70,844	$67,676	$72,358

Net premiums earned	72,543	75,629	70,795	72,284	70,326
Net losses and loss adjustment expenses	10,242	35,358	29,643	(57,482)	14,358
Net acquisition expenses	19,067	18,068	16,249	16,415	16,710
Other underwriting expenses	5,727	5,670	5,723	6,614	5,662
Segment underwriting income*	$37,507	$16,533	$19,180	$106,737	$33,596

Underwriting ratios:*
Net loss and loss adjustment expense	14.1%	46.8%	41.9%	(79.5%)	20.4%
Net acquisition expense	26.3%	23.9%	23.0%	22.7%	23.8%
Other underwriting expense	7.9%	7.5%	8.1%	9.2%	8.1%
Combined	48.3%	78.2%	73.0%	(47.6%)	52.3%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	14.1%	46.8%	41.9%	(79.5%)	20.4%
Net acquisition expense	26.5%	23.9%	22.7%	23.3%	23.8%
Other underwriting expense	8.2%	7.1%	8.1%	9.8%	7.8%
Combined	48.8%	77.8%	72.7%	(46.4%)	52.0%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment – by Quarter
($ in thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012
Net premiums written	$8,737	$9,309	$4,494	$4,767	$8,745

Net premiums earned	7,690	8,472	4,206	4,799	6,362
Net losses and loss adjustment expenses	5,561	6,017	(1,440)	2,512	3,969
Net acquisition expenses	1,909	2,547	5,743	2,689	2,380
Other underwriting expenses	342	327	333	358	289
Segment underwriting income (loss)*	$(122)	$(419)	$(430)	$(760)	$(276)

Underwriting ratios:*
Net loss and loss adjustment expense	72.3%	71.0%	(34.2%)	52.3%	62.4%
Net acquisition expense	24.8%	30.1%	136.5%	56.0%	37.4%
Other underwriting expense	4.4%	3.9%	7.9%	7.5%	4.5%
Combined	101.5%	105.0%	110.2%	115.8%	104.3%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	72.3%	71.0%	(34.2%)	52.3%	62.4%
Net acquisition expense	23.4%	28.7%	127.7%	55.9%	32.8%
Other underwriting expense	3.9%	3.5%	7.4%	7.5%	3.3%
Combined	99.6%	103.2%	100.9%	115.7%	98.5%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written – Supplemental Information
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Property and Marine
Excess-of-Loss	$41,120	$53,249	$133,578	$160,284
Proportional	18,049	11,627	42,368	34,440
Subtotal Property and Marine	59,169	64,876	175,946	194,724
Casualty
Excess-of-Loss	52,694	59,436	170,959	179,927
Proportional	17,298	12,922	49,588	39,509
Subtotal Casualty	69,992	72,358	220,547	219,436
Finite Risk
Excess-of-Loss	-	-	-	-
Proportional	8,737	8,745	22,540	16,939
Subtotal Finite Risk	8,737	8,745	22,540	16,939
Combined Segments
Excess-of-Loss	93,814	112,685	304,537	340,211
Proportional	44,084	33,294	114,496	90,888
Total	$137,898	$145,979	$419,033	$431,099

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Property and Marine
United States	$35,008	$41,642	$102,867	$119,285
International	24,161	23,234	73,079	75,439
Subtotal Property and Marine	59,169	64,876	175,946	194,724
Casualty
United States	61,642	65,454	195,808	197,866
International	8,350	6,904	24,739	21,570
Subtotal Casualty	69,992	72,358	220,547	219,436
Finite Risk
United States	8,737	8,745	22,540	16,939
International	-	-	-	-
Subtotal Finite Risk	8,737	8,745	22,540	16,939
Combined Segments
United States	105,387	115,841	321,215	334,090
International	32,511	30,138	97,818	97,009
Total	$137,898	$145,979	$419,033	$431,099

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business – Three Month Summary
($ in thousands)

	Three Months Ended September 30, 2013			Three Months Ended September 30, 2012
	Gross Premiums Written	Net Premiums Written	Net Premiums Earned	Gross Premiums Written	Net Premiums Written	Net Premiums Earned
Property and Marine
North American Property Proportional	$11,554	$11,554	$6,525	$1,855	$1,855	$784
North American Property Catastrophe	20,792	13,367	15,795	23,924	23,923	23,415
North American Property Risk	7,744	7,744	7,663	8,249	7,990	7,506
Other Property	3,540	2,990	2,990	8,599	8,599	8,648
Marine / Aviation Proportional	2,390	2,390	2,145	1,561	1,561	1,715
Marine / Aviation Excess	1,308	1,308	1,230	712	712	696
International Property Proportional	3,901	3,901	4,001	3,582	3,582	3,693
International Property Catastrophe	14,621	13,796	12,623	14,999	15,000	13,168
International Property Risk	2,119	2,119	2,155	1,654	1,654	2,275
Subtotal	67,969	59,169	55,127	65,135	64,876	61,900

Casualty
Clash	2,180	2,180	2,221	2,458	2,458	2,599
1st Dollar GL	1,583	1,583	1,685	2,467	2,467	2,977
1st Dollar Other	3,724	3,724	3,783	3,192	3,192	3,248
Casualty Excess	39,112	39,112	42,053	45,401	45,401	43,574
Accident & Health	13,775	13,659	13,115	10,556	10,544	9,694
International Casualty	5,152	5,152	5,104	3,868	3,868	3,796
International Motor	666	666	551	581	581	473
Financial Lines	3,916	3,916	4,031	3,847	3,847	3,965
Subtotal	70,108	69,992	72,543	72,370	72,358	70,326

Finite Risk
Finite Casualty	8,737	8,737	7,690	8,745	8,745	6,362
Subtotal	8,737	8,737	7,690	8,745	8,745	6,362

Total	$146,814	$137,898	$135,360	$146,250	$145,979	$138,588

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business – Nine Month Summary
($ in thousands)

	Nine Months Ended September 30, 2013			Nine Months Ended September 30, 2012
	Gross Premiums Written	Net Premiums Written	Net Premiums Earned	Gross Premiums Written	Net Premiums Written	Net Premiums Earned
Property and Marine
North American Property Proportional	$20,949	$20,949	$15,226	$3,256	$3,256	$3,341
North American Property Catastrophe	58,307	50,152	53,401	67,679	67,943	64,543
North American Property Risk	23,923	23,873	23,765	25,223	24,964	26,646
Other Property	11,493	10,182	10,679	25,407	25,407	25,335
Marine / Aviation Proportional	6,616	6,616	5,289	4,746	4,746	4,305
Marine / Aviation Excess	1,465	1,465	1,466	4,055	4,055	4,879
International Property Proportional	12,580	12,580	12,099	11,988	11,988	12,234
International Property Catastrophe	44,637	43,812	37,542	46,716	46,325	38,327
International Property Risk	6,317	6,317	6,344	6,040	6,040	6,456
Subtotal	186,287	175,946	165,811	195,110	194,724	186,066

Casualty
Clash	5,883	5,883	5,857	6,988	6,988	7,086
1st Dollar GL	5,447	5,447	5,525	6,557	6,557	9,115
1st Dollar Other	11,543	11,543	11,397	8,710	8,710	9,453
Casualty Excess	128,639	128,639	131,641	139,546	139,546	139,264
Accident & Health	40,887	40,245	39,777	31,727	31,690	29,255
International Casualty	15,342	15,342	11,135	12,373	12,373	13,018
International Motor	1,675	1,675	1,557	1,477	1,477	1,365
Financial Lines	11,773	11,773	12,078	12,095	12,095	13,282
Subtotal	221,189	220,547	218,967	219,473	219,436	221,838

Finite Risk
Finite Casualty	22,540	22,540	20,368	16,939	16,939	13,971
Subtotal	22,540	22,540	20,368	16,939	16,939	13,971

Total	$430,016	$419,033	$405,146	$431,522	$431,099	$421,875

Platinum Underwriters Holdings, Ltd.
Investments
($ in thousands)

	September 30, 2013			December 31, 2012
	Fair Value	Book Yield	Market Yield	Fair Value	Book Yield	Market Yield

Fixed maturity available-for-sale securities:
U.S. Government	$4,809	2.8%	0.4%	$4,944	2.7%	0.4%
Municipal bonds	1,274,809	3.8%	2.6%	1,209,934	4.4%	2.3%
Non-U.S. governments	40,512	1.2%	0.7%	50,977	1.6%	0.8%
Corporate bonds	230,842	4.3%	3.6%	300,908	4.4%	2.7%
Commercial mortgage-backed securities	88,104	5.6%	2.4%	135,526	5.3%	2.5%
Residential mortgage-backed securities	178,795	1.5%	1.4%	221,622	1.6%	1.2%
Asset-backed securities	17,509	5.0%	3.1%	17,774	1.7%	1.6%
Total fixed maturity available-for-sale securities	$1,835,380	3.7%	2.6%	$1,941,685	4.0%	2.2%

Fixed maturity trading securities:
Non-U.S. governments	$102,604	3.5%	0.5%	$112,813	3.6%	0.4%
Total fixed maturity trading securities	$102,604	3.5%	0.5%	$112,813	3.6%	0.4%

Short-term investments	$73,635	2.3%	2.1%	$172,801	1.8%	2.0%

	September 30, 2013			December 31, 2012
Credit quality of investments*	Fair Value	% of Total		Fair Value	% of Total
Aaa	$600,479	29.9%		$776,738	34.9%
Aa	817,689	40.6%		831,190	37.3%
A	363,422	18.1%		340,612	15.3%
Baa	196,964	9.8%		231,950	10.4%
Below investment grade	33,065	1.6%		46,809	2.1%
Total	$2,011,619	100.0%		$2,227,299	100.0%

Portfolio information**
Credit Quality	Aa2			Aa1
Book Yield	2.1%			2.1%
Duration	2.5 yrs			2.6 yrs

*
Rated using external rating agencies (primarily Moody’s) including credit enhancements from insurance entities.  As of September 30, 2013, there were approximately $10.9 million and $4.5 million of municipal bonds whose ratings of “Aa” and “A”, respectively, included the benefit of guarantees from third-party insurers that would otherwise be rated as “A” and “Baa”, respectively, without the existence of such guarantees.

**	Our portfolio includes investments, cash and cash equivalents, accrued investment income and net balances due to and from brokers.
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality; Baa-Investment Grade)

Platinum Underwriters Holdings, Ltd.
Fixed Maturity Available-for-Sale Securities Detail
($ in thousands)

	September 30, 2013
	Fair Value	Net Unrealized Gain (Loss)	Credit Quality	Duration	Weighted Average Life
Fixed maturity available-for-sale securities:
U.S. Government	$4,809	$230	Aaa	2.0
Municipal bonds:
State general obligation bonds	871,520	38,709	Aa2	5.8
Essential service bonds*	185,433	7,232	Aa3	4.2
Pre-refunded bonds	65,543	3,262	Aa2	1.6
State income tax and sales tax bonds	76,179	5,828	Aa1	6.3
Other municipal bonds	76,134	2,267	Aa2	4.5
Subtotal	1,274,809	57,298	Aa2	5.3
Non-U.S. governments	40,512	541	Aa1	1.3
Corporate bonds:
Industrial	154,096	1,641	Baa2	5.3
Utilities	57,669	739	Baa1	5.8
Insurance	19,077	1,627	Baa2	6.3
Subtotal	230,842	4,007	Baa2	5.5
Commercial mortgage-backed securities	88,104	4,834	Aa3	2.0	2.3
Residential mortgage-backed securities:
U.S. Government agency residential mortgage-backed securities	161,937	1,113	Aaa	1.3	5.8
Non-agency residential mortgage-backed securities	16,858	(980)	Caa2	-	6.5
Subtotal	178,795	133	Aa2	1.1	5.8
Asset-backed securities:
Asset-backed securities	13,529	(71)	Aaa	0.1	5.7
Sub-prime asset-backed securities	3,980	1,323	C	-	9.4
Subtotal	17,509	1,252	A2	0.1	6.5
Total	$1,835,380	$68,295	Aa3	4.6

*	Essential service bonds include bonds issued for education, transportation and utilities.

Platinum Underwriters Holdings, Ltd.
Corporate Bonds Detail
($ in thousands)

	September 30, 2013
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 20 Holdings
American Electric Power Company, Inc.	$12,500	$12,644	$159	Baa1
Mattel, Inc.	10,000	10,576	467	Baa1
Anglo American plc	8,000	9,344	272	Baa2
FirstEnergy Corp.	7,000	7,355	357	Baa2
Loews Corporation	6,000	7,215	1,205	Baa2
Snap-On Incorporated	7,000	7,137	131	Baa1
Teck Resources Limited	6,750	6,562	(158)	Baa2
Southern Company	6,625	6,402	(213)	A3
Hess Corporation	5,000	6,265	493	Baa2
Entergy Corporation	6,000	6,218	217	Baa2
ArcelorMittal	5,000	6,173	109	Ba1
Newmont Mining Corporation	7,000	6,107	(847)	Baa1
Northeast Utilities	5,700	5,855	(33)	Baa2
Grupo Mexico, S.A.B de C.V.	5,000	5,357	337	Baa2
Berkshire Hathaway Inc.	5,375	5,325	(47)	A2
Southwestern Energy Company	5,300	5,293	(19)	Baa3
Joy Global Inc.	5,000	5,220	190	Baa2
Lowe’s Companies, Inc.	5,000	5,201	183	A3
Noble Energy, Inc.	5,000	5,165	148	Baa2
Temasek Holdings (Private) Limited	$5,000	$5,027	$21	A1

Platinum Underwriters Holdings, Ltd.
Municipal Bonds Detail
($ in thousands)

	September 30, 2013
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 10 Exposures by Jurisdiction
Pennsylvania	$131,920	$144,950	$7,226	Aa2
Illinois	136,500	140,624	2,106	A3
Connecticut	99,620	103,023	2,079	Aa3
California	90,235	102,150	8,852	A1
Massachusetts	72,560	76,132	2,464	Aa2
Texas	72,075	75,638	1,746	Aaa
Maryland	46,180	53,476	1,615	Aaa
New Jersey	48,675	50,473	(498)	A2
New York	44,500	49,089	4,405	Aa1
Mississippi	$42,905	$44,900	$1,318	Aa2

	September 30, 2013
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 10 Holdings by Issuer
State of Illinois	$112,000	$115,080	$1,190	A3
State of Pennsylvania	96,700	107,892	6,061	Aa2
State of Connecticut	99,620	103,023	2,079	Aa3
State of California	88,235	99,995	8,722	A1
State of Massachusetts	59,010	61,541	1,423	Aa1
State of Texas	50,145	52,510	512	Aaa
State of Maryland	38,180	45,145	1,331	Aaa
State of Mississippi	42,905	44,900	1,318	Aa2
State of Hawaii	35,000	40,159	5,045	Aa2
State of Arkansas	$30,000	$34,144	$900	Aa1

	September 30, 2013
	Fair Value	% of Total

Credit quality of municipal bond portfolio*
Aaa	$241,718	19.0%
Aa	714,409	56.0%
A	317,656	24.9%
Baa	1,026	0.1%
Total	$1,274,809	100.0%

*
Rated using external rating agencies (primarily Moody’s) including credit enhancements from insurance entities.  As of September 30, 2013, there were approximately $10.9 million and $4.5 million of municipal bonds whose ratings of “Aa” and “A”, respectively, included the benefit of guarantees from third-party insurers that would otherwise be rated as “A” and “Baa”, respectively, without the existence of such guarantees.

(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality; Baa - Investment Grade)

Platinum Underwriters Holdings, Ltd.
Net Realized Gains (Losses) on Investments and Net Impairment Losses on Investments
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Net realized gains (losses) on investments by entity:
Subsidiary domiciled in Bermuda	$(306)	$15,935	$14,198	$58,242
Subsidiaries domiciled in the United States	-	7,047	10,500	12,057
Total	$(306)	$22,982	$24,698	$70,299

Net realized gains (losses) on investments by type:
Sale of securities	$-	$22,979	$27,243	$70,919
Fair value adjustments on trading securities	(306)	3	(2,545)	(620)
Total	$(306)	$22,982	$24,698	$70,299

Net impairment losses on investments by entity:
Subsidiary domiciled in Bermuda	$65	$605	$1,909	$2,126
Subsidiaries domiciled in the United States	-	94	93	756
Total	$65	$699	$2,002	$2,882

Net impairment losses on investments by type of security:
Commercial mortgage-backed securities	$-	$-	$-	$30
Non-agency residential mortgage-backed securities	28	693	1,439	2,839
Sub-prime asset-backed securities	37	6	563	13
Total	$65	$699	$2,002	$2,882

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and Loss Adjustment Expenses
($ in thousands)

	Analysis of Losses and Loss Adjustment Expenses
	Nine Months Ended September 30, 2013				Twelve Months Ended December 31, 2012
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %
Paid losses and loss adjustment expenses	$314,576	$(389)	$314,965	260.7%	$620,304	$73	$620,231	337.7%
Change in unpaid losses and loss adjustment expenses	(194,181)	(23)	(194,158)		(436,928)	(357)	(436,571)
Losses and loss adjustment expenses	$120,395	$(412)	$120,807		$183,376	$(284)	$183,660

	Analysis of Unpaid Losses and Loss Adjustment Expenses
	As of September 30, 2013 (1)				As of December 31, 2012 (2)
	Gross	Ceded	Net	%	Gross	Ceded	Net	%
Outstanding losses and loss adjustment expenses	$718,128	$3,571	$714,557	40.7%	$799,593	$3,594	$795,999	40.7%
Incurred but not reported	1,039,928	3	1,039,925	59.3%	1,161,689	3	1,161,686	59.3%
Unpaid losses and loss adjustment expenses	$1,758,056	$3,574	$1,754,482	100.0%	$1,961,282	$3,597	$1,957,685	100.0%

(1)
Gross and ceded unpaid losses and loss adjustment expenses include the effects of foreign currency exchange rate losses (gains) of ($9,045) and $0, respectively, for the nine months ended September 30, 2013.

(2)
Gross and ceded unpaid losses and loss adjustment expenses include the effects of foreign currency exchange rate losses (gains) of $8,596 and ($1), respectively, for the twelve months ended December 31, 2012.

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums and Commissions
($ in thousands)

	Three Months Ended September 30, 2013				Three Months Ended September 30, 2012
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Non-Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$5,234	$40,094	$905	$46,233	$9,532	$39,951	$1,136	$50,619
Net premium adjustments related to prior years' losses	742	313	-	1,055	272	417	-	689
Net commission adjustments related to prior years' losses	(153)	(1,295)	(429)	(1,877)	461	(55)	(1,015)	(609)
Net favorable (unfavorable) development	5,823	39,112	476	45,411	10,265	40,313	121	50,699

Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	(3,817)	3	(400)	(4,214)	11,281	4	-	11,285
Net premium adjustments related to prior years' losses	45	-	-	45	(648)	-	-	(648)
Net commission adjustments related to prior years' losses	(9)	-	-	(9)	(13)	-	-	(13)
Net favorable (unfavorable) development	(3,781)	3	(400)	(4,178)	10,620	4	-	10,624

Total net favorable (unfavorable) development	$2,042	$39,115	$76	$41,233	$20,885	$40,317	$121	$61,323

	Nine Months Ended September 30, 2013				Nine Months Ended September 30, 2012
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Non-Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$21,719	$85,636	$6,848	$114,203	$25,730	$67,696	$6,555	$99,981
Net premium adjustments related to prior years' losses	776	204	-	980	4,080	1,976	-	6,056
Net commission adjustments related to prior years' losses	163	(149)	(6,152)	(6,138)	178	(1,015)	(6,413)	(7,250)
Net favorable (unfavorable) development	22,658	85,691	696	109,045	29,988	68,657	142	98,787

Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	35,782	29	(900)	34,911	13,572	(13)	-	13,559
Net premium adjustments related to prior years' losses	(4,038)	-	-	(4,038)	29	-	-	29
Net commission adjustments related to prior years' losses	(40)	-	-	(40)	(37)	-	-	(37)
Net favorable (unfavorable) development	31,704	29	(900)	30,833	13,564	(13)	-	13,551

Total net favorable (unfavorable) development	$54,362	$85,720	$(204)	$139,878	$43,552	$68,644	$142	$112,338

Platinum Underwriters Holdings, Ltd.
Estimated Exposure to Peak Zone Property Catastrophe Losses
As of October 1, 2013
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period		100 Year Return Period		250 Year Return Period
Zones	Peril	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss
United States/Caribbean	Hurricane*	$98	$65	$185	$122	$232	$169
United States	Earthquake*	21	21	116	77	155	105
Pan-European	Windstorm	53	44	136	126	165	155
Japanese	Earthquake	14	14	149	149	197	197
Japanese	Typhoon	4	4	84	84	85	85
Canadian	Earthquake*	$-	$-	$51	$51	$85	$72

*
The United States/Caribbean Hurricane, United States Earthquake, and Canadian Earthquake net loss estimates above include the effects of a $50 million retrocessional cover purchased by the company effective July 1, 2013.  This cover provides $50 million of protection per occurrence and in the aggregate for all natural perils in the United States, Caribbean Wind and Canadian Earthquake.  In the case of multiple catastrophic loss events resulting in recoveries from this cover, a maximum of $50 million is recoverable across all three perils.

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, personal accident contracts using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are net of reinstatement premiums but before income tax.  Net loss estimates are net of reinstatement premiums and net of retrocessional recoveries but before income tax.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.